Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2021
Property and Equipment, net
Schedule of property and equipment, net

	As of December 31,
	2020	2021
	US$	US$
Electronic equipment	12,729,696	13,572,581
Office equipment and furniture	363,163	325,449
Motor vehicles	82,470	242,605
Leasehold improvements	1,714,381	1,764,589
Construction in progress	5,811	—
Total	14,895,521	15,905,224
Less: Accumulated depreciation	(9,501,779)	(12,817,015)
Property and equipment, net	5,393,742	3,088,209